SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 21, 2017

WONHE HIGH-TECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-54744	26-0775642
(State of other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization		Identification No.)

Room 1001, 10th Floor, Resource Hi-Tech Building South Tower No. 1 Songpingshan Road, North Central Avenue North High-Tech Zone Nanshan District, Shenzhen, Guangdong Province, P.R. China 518057
(Address of principal executive offices) (Zip Code)

852-2815-0191
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws
Item 3.02	Unregistered Sale of Equity Securities

On April 21, 2017 the Registrant filed with the Nevada Secretary of State a Certificate of Designation designating a series of 100,000 shares of Series A Convertible Preferred Stock. The rights and limitations of a holder of shares of Series A Convertible Preferred Stock (the "Preferred Shares") are as follows:

a.	The holder may convert each Preferred Share into 200 shares of the Company's common stock, but must convert all Preferred Shares at one time (including all Preferred Shares held by affiliates of the holder).
b.	The holder of Preferred Shares will have voting rights on an "as-converted" basis.
c.	The holder of Preferred Shares will receive dividends, if any are declared, on an "as converted" basis.
d.	If the Company is liquidated, the holder of Preferred Shares will receive a preferred liquidation distribution of $0.001 per Preferred Share, then will participate in the liquidation on an "as converted" basis.
e.	When there are sufficient shares of common stock authorized to permit conversion of all outstanding Preferred Shares, the Company may redeem the Preferred Shares for a payment of $0.001 per Preferred Share by giving 30 days prior notice of redemption, during which period the holder of Preferred Shares may convert the Preferred Shares into common stock.

On April 24, 2017 the Registrant sold a total of 100,000 shares of Series A Preferred Stock to Beijing Yi Yu Culture Media Co., Ltd., an unaffiliated entity. The purchase price for the shares was US$20.00 per share, or a total of US$2,000,000.

The shares were sold to an investor that is an accredited investor and was purchasing for its own account. The offering, therefore, was exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) and Section 4(5) of the Securities Act. The offering was also sold in compliance with the exemption from registration provided by Regulation S, as the purchaser is a resident of the People’s Republic of China.

Item 9.01	Financial Statements and Exhibits

Exhibits

3-a	Certificate of Designation of Series A Preferred Stock.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WONHE HIGH-TECH INTERNATIONAL, INC.

Dated: April 25, 2017	By:	/s/ Nanfang Tong
Nanfang Tong
Chief Executive Officer

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